Q1 2023 EARNINGS SUPPLEMENT MAY 8, 2023

LEGAL DISCLAIMER This Earnings Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company’s ability to open stores in the development pipeline, and the Company’s ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement. 2

Q1 2023 HIGHLIGHTS 3 9.9% Sales Growth (1) Q1 2023 v Q1 2022 System-Wide 4.3% SSS Growth (2) Q1 2023 v Q1 2022 System-Wide 41 New Store Openings Q1 2023 (3) $105.7mm Total Revenue Q1 2023 $19.2mm Adj. EBITDA (4) Q1 2023 $555.0mm System-Wide Sales Q1 2023 (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q1 2023 VS. Q1 2022 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $20.9mm $22.5mm Q1 2022 Q1 2023 Systemwide Sales Revenue $97.4mm $105.7mm Q1 2022 Q1 2023 Adj. EBITDA (1) $15.1mm $19.2mm Q1 2022 Q1 2023 $504.9mm $555.0mm Q1 2022 Q1 2023

2023 STRATEGIC FOCUS

Accelerate
Build-Out of 1,000+
Unit New Store Pipeline
$60mm of Potential
EBITDA Growth

Maintain
Strong
Liquidity

Grow Factory Production
to Utilize ~60% Excess Capacity via
Expanded Organic Channels
& 3rd Party Dough & Mix
Manufacturing

Drive Adj. EBITDA Growth
~$10mm p.a. Incremental Growth
from New Stores
~$5mm from Factory

Continue to Build
Net Asset Value
for Future Liquidity
(Debt Reduction) Event

Realize Purchasing
Savings from ~$600mm
in Purchasing Power
Effectively Reducing Costs

FRESH. AUTHENTIC. TASTY. 5

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS II FAT Brands Inc. Consolidated Statements of Operations Thirteen Weeks Ended (In thousands) March 26, 2023 March 27, 2022 Revenue Royalties $ 22,485 $ 20,898 Restaurant sales 62,601 58,077 Advertising fees 9,351 9,361 Factory revenues 9,165 8,179 Franchise fees 802 714 Other revenue 1,287 174 Total revenue 105,691 97,403 Costs and expenses General and administrative expense 28,415 24,753 Cost of restaurant and factory revenues 59,087 54,799 Depreciation and amortization 7,116 6,561 Refranchising loss 159 548 Advertising fees 10,527 10,257 Total costs and expenses 105,304 96,918 Income from operations 387 485 Other (expense) income, net Interest expense (25,090) (19,027) Interest expense related to preferred shares (5,043) (1,999) Other income, net 156 1,310 Total other expense, net (29,977) (19,716) Loss before income tax provision (29,590) (19,231) Income tax provision 2,536 4,524 Net loss $ (32,126) $ (23,755) Basic and diluted loss per common share $ (1.95) $ (1.45) Basic and diluted weighted average shares outstanding 16,487,119 16,388,471 Cash dividends declared per common share $ 0.14 $ 0.13

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Thirteen Weeks Ended (In thousands) March 26, 2023 March 27, 2022 Net loss $ (32,126) $ (23,755) Interest expense, net 30,133 21,026 Income tax provision 2,536 4,524 Depreciation and amortization 7,116 6,470 EBITDA 7,659 8,265 Bad debt expense 1,035 185 Share-based compensation expenses 1,095 2,112 Non-cash lease expenses 381 284 Acquisition costs — 248 Refranchising loss 159 548 Litigation costs 7,744 2,956 Severance — 526 Net loss related to advertising fund deficit 1,085 10 Pre-opening expenses 29 — Adjusted EBITDA $ 19,187 $ 15,134

ADJUSTED NET LOSS RECONCILIATION V FAT Brands Inc. Adjusted Net Loss Reconciliation Thirteen Weeks Ended (In thousands, except share and per share data) March 26, 2023 March 27, 2022 Net loss $ (32,126) $ (23,755) Refranchising loss 159 548 Acquisition costs — 248 Litigation costs 7,744 2,956 Severance — 526 Tax adjustments, net (1) 677 1,006 Adjusted net loss $ (23,546) $ (18,471) Loss per basic and diluted share $ (1.95) $ (1.45) Adjusted loss per basic and diluted share $ (1.43) $ (1.13) Weighted average basic and diluted shares outstanding 16,487,119 16,388,471 (1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509